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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report:  February 3, 1998
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
            (exact name of registrant as specified in its charter)


            DELAWARE             COMMISSION FILE:          22-3132583
  (State or other jurisdiction       0-19548             (I.R.S. Employer
       of incorporation or                              Identification No.)
          organization)


                         11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                         LOS ANGELES, CALIFORNIA 90025
         (Address of Principal executive offices, including zip code)

                                (310) 479-2080
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On February 3, 1998, Koo Koo Roo, Inc. (the "Registrant") disseminated a press release, a copy of which is filed herewith as Exhibit 99-1 and incorporated herein by this reference.


                                 *  *  *  *  *

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


Exhibit
  No.                                      Description
-------                                    -----------
99.1                 Press Release dated February 3, 1998

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               KOO KOO ROO, INC.



Date:  February 4, 1998        By  /s/ Ronald D. Garber
                                  --------------------
                                  Name:  Ronald D. Garber
                                  Title: Secretary

                                 EXHIBIT INDEX


                                                                              SEQUENTIALLY
EXHIBIT                                                                         NUMBERED
NO.                              DESCRIPTION                                      PAGE
-------                          -----------                                  ------------
  99.1                           Press Release dated
                                 February 3, 1998

                                     II-I